UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 19, 2005

                                DUNE ENERGY, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     0-27897                   95-4737507
(State or Other Jurisdiction     (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)

3050 Post Oak Blvd., Suite 695, Houston, Texas                     77056
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (713) 888-0895

          ------------------------------------------------------------
          (Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

      On October 19, 2005, Dune Energy, Inc. ("we" or the "Company") entered into a definitive Exploration and Development Agreement (the "Agreement") with American Natural Energy Corporation ("ANEC") (TSX Venture: ANR.U). The Agreement memorializes our earlier agreement with ANEC which we announced on September 14, 2005.

      Pursuant to the Agreement, which has an effective date of August 26, 2005, we have acquired certain exclusive exploration and development rights in ANEC's Joint Development Agreement with ExxonMobil Corp. (the "Development Agreement"), covering approximately 11,000 contiguous acres in St. Charles Parish, Louisiana (the "Bayou Couba Field"). As previously stated in our Report on Form 8-K, filed with the SEC on September 14, 2005, ExxonMobil Production Company delivered its consent to our participation on September 12, 2005.

      Of the 11,000 acres covered by the Development Agreement, approximately 1,300 acres pertain to a lease referred to as the Delta Securities Lease. The Agreement provides us with the right to participate in 50% of ANEC's development rights in the Delta Securities Lease in exchange for our payment of $1 million on or before January 10, 2006. Of said amount, $675,000 has already been paid. If the drilling of one of the first two exploratory wells drilled by Dune and ANEC is successful, Dune will be required to pay ANEC an additional $500,000. In addition, we shall have the right to participate in all of ANEC's exploration rights in the remaining 9,700 acres covered by the Development Agreement. Each party will pay its respective share of drilling, completion and operations costs. The Agreement is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01 Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 Exploration and Development Agreement dated effective as of August 26, 2005 between the Company and ANEC

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            DUNE ENERGY, INC.


DATE: October 24, 2005                  By: /s/ Alan Gaines
                                            ------------------------------------
                                            Alan Gaines
                                            Chairman and Chief Executive Officer

                                  Exhibit Index

Exhibit No.       Description
-----------       -----------

99.1 Exploration and Development Agreement dated effective as of August 26, 2005 between the Company and ANEC